UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported) September 1, 2023

BRIGHT GREEN CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	001-41395	83-4600841
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

1033 George Hanosh Boulevard

Grants, NM 87020

(Address of principal executive offices and zip code)

(833) 658-1799

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.0001 per share	BGXX	Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01. Other Events.

As previously disclosed, on June 5, 2022, Bright Green Corporation (the “Company”) and LDS Capital LLC (“LDS”), whose managing member is Lynn Stockwell, a member of the Company’s board of directors, entered into an unsecured line of credit in the form of a note, which provided that the Company could borrow up to $5 million from LDS, which amount was increased to $10 million on November 14, 2022 (as amended, the “Note”). On January 31, 2023, LDS assigned the Note to Ms. Stockwell (the “Lender”).

As of August 31, 2023, all amounts of principal interests and other costs under the Note were $3,619,788.94 (the “Repayment Obligation”). In connection with the Repayment Obligation, on September 1, 2023, the Company and the Lender entered into an agreement (the “Agreement”) pursuant to which, in consideration for the cancellation and full satisfaction of the Repayment Obligation, the Company issued to the Lender (i) 2,827,960 shares (the “Shares”) of the Company’s common stock, par value $0.0001 per share (the “Common Stock”), representing a conversion of outstanding principal at $1.15 per Share, and (ii) warrants representing a conversion of outstanding principal at $0.13 per warrant (the “Warrants”) to purchase up to 2,827,960 shares of Common Stock (the “Warrant Shares”) at a price of $3.00 per share.

The Warrants are exercisable immediately upon issuance, and shall expire on the earlier of (i) the date that is 45 days after the date on which closing price of the Common Stock on the Nasdaq Capital Market equals or exceeds $3.00 per share, and (ii) August 31, 2024.

Notwithstanding the Agreement, the Note remains in full force and effect, and the Company may, upon approval from the Lender, draw down additional funds under the unsecured line of credit, in accordance with its terms.

The Shares, Warrants and Warrant Shares were or will be issued without registration under the Securities Act of 1933, as amended (the “Securities Act”), in reliance on the exemptions provided by Section 4(a)(2) of the Securities Act as transactions not involving a public offering and Rule 506 of Regulation D promulgated under the Securities Act as issuances to accredited investors, and in reliance on similar exemptions under applicable state laws.

The foregoing description of the Warrants is only a summary and is qualified in its entirety by the Warrant, a copy of which is filed as Exhibit 4.1 to this Current Report on Form 8-K and incorporated into this Item 8.01 by reference.

On September 5, 2023, the Company issued a press release regarding the transactions described herein. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

Exhibit Number	Description
4.1	Form of Warrant
99.1	Press Release dated September 5, 2022
104	Cover Page Interactive Data File-the cover page XBRL tags are embedded within the Inline XBRL document.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: September 6, 2023	Bright Green Corporation

	By:	/s/ Saleem Elmasri
Saleem Elmasri
Chief Financial Officer